UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2013 (August 1, 2013)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 430, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2013, ARCA biopharma, Inc. (“ARCA”) and Circle Point Properties, LLC (“Landlord”) entered into an Office Lease Agreement (the “Agreement”).

Under the terms of the Agreement, ARCA is leasing approximately 5,300 square feet of office facilities in Westminster, Colorado for a 36 month term beginning October 1, 2013. Minimum lease payments committed under the Agreement through September 2016 are approximately $240,000. The lease includes an option to renew for an additional 36 month term at the then prevailing rental rates.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Office Lease Agreement, effective August 1, 2013, between ARCA biopharma, Inc. and Circle Point Properties, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2013

ARCA biopharma, Inc. (Registrant)

By:	/s/ Patrick M. Wheeler
	Name:	Patrick M. Wheeler
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Office Lease Agreement, effective August 1, 2013, between ARCA biopharma, Inc. and Circle Point Properties, LLC.